UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 18, 2013
MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	26-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)
(865) 223-6575
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 18, 2013 we held our 2012 Annual Meeting of shareholders. As of the record date of January 17, 2013, we had 43,371,694 shares outstanding. A total of 24,346,410.75 shares were present at the meeting by proxy or in person. At the meeting, our shareholders elected Messrs. Miller, Boruff, Hall, Gettelfinger, Hannahs, McPeak, Stivers, Turkleson, and Voyticky to our Board of Directors and ratified the appointment of KPMG LLP as our independent public accounting firm. The following table provides information on the votes cast in each of these proposals:

	Votes For	Votes Against or Withheld	No. of Abstentions	No. of Broker Non-Votes
Election of directors
Deloy Miller	23,220,275.75	1,126,135	0	0
Scott M. Boruff	22,929,983.75	1,416,407	20	0
David M. Hall	22,918,439.75	1,427,971	0	0
Herman E. Gettelfinger	23,895,208.75	451,202	0	0
Gerald E. Hannahs, Jr.	24,081,977.75	264,413	20	0
General Merrill A. McPeak	21,199,040	3,147,350.75	20	0
Charles M. Stivers	21,339,495.75	2,966,995	39,920	0
Don A. Turkleson	21,339,495.75	1,984,907	39,920	0
David J. Voyticky	22,594,566.75	1,751,824	20	0
Ratification of KPMG LLP as our audit firm	23,668,499.75	32,216	645,695	0

Item 7.01    Regulation FD Disclosure.

On March 20, 2013, we issued a press release announcing the results of our annual shareholder meeting.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

As described in Item 5.07 of this report, on March 18, 2013, Miller Energy Resources, Inc. held its 2012 Annual Meeting of the shareholders at which our shareholders re-elected the directors currently serving. At a Board of Directors' meeting immediately following the Shareholders' meeting, the Board made the following committee assignments: Directors Turkleson, Stivers, and McPeak shall serve on the Audit Committee, with Mr. Turkleson serving as Chairman. Directors McPeak, Hannahs, and Stivers shall serve on the Compensation Committee, with General McPeak serving as Chairman. Directors Hannahs, Turkleson, and Gettelfinger shall serve on the Nominating and Corporate Governance Committee, with Director Hannahs serving as Chairman.

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 20, 2013 announcing the results of our annual shareholder meeting

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2013	Miller Energy Resources, Inc.
By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer